INTANGIBLE ASSETS, NET - Amortization expenses (Details) - Dec. 31, 2022 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
INTANGIBLE ASSETS, NET
2023	¥ 139,191	$ 20,181
2024	106,304	15,413
2025	78,978	11,451
2026	78,978	11,451
2027	63,847	9,257
Annual estimated amortization expenses for intangible assets	¥ 467,298	$ 67,753